Exhibit 10.5


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                          REGISTRATION RIGHTS AGREEMENT


                                      AMONG


                          HUGHES COMMUNICATIONS, INC.;


                        APOLLO INVESTMENT FUND IV, L.P.;


                       APOLLO OVERSEAS PARTNERS IV, L.P.;

                                AIF IV/RRRR LLC ;

                             AP/RM ACQUISITION LLC ;

                                       AND

                                   ST/RRRR LLC





                           DATED AS OF JANUARY 1, 2006











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                                TABLE OF CONTENTS

                                                                            Page


                                       -i-

1.  DEFINITIONS................................................................1

2.  DEMAND REGISTRATION........................................................3

3.  PIGGYBACK REGISTRATION.....................................................5

4.  S-3 REGISTRATIONS..........................................................6

5.  EXPENSES...................................................................6

6.  PREPARATION AND FILING.....................................................7

7.  INDEMNIFICATION............................................................9

8.  UNDERWRITING AGREEMENT....................................................12

9.  AGREEMENTS OF THE SELLING INVESTORS.......................................12

10. EXCHANGE ACT COMPLIANCE...................................................12

11. NO CONFLICTING REGISTRATION RIGHTS........................................12

12. ENFORCEMENT...............................................................12

13. MISCELLANEOUS.............................................................13


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                                        2



         REGISTRATION RIGHTS AGREEMENT dated as of January 1, 2006 (this "Agreement"), among HUGHES COMMUNICATIONS, INC., a Delaware corporation (the "Company") and the parties signatory hereto (collectively, the "Apollo Signatories").

         WHEREAS, the Company and certain of the Apollo Holders are parties to the Note Purchase Agreement dated as of the date hereof (as amended, modified and supplemented from time to time, the "Note Purchase Agreement"); and

         WHEREAS, in connection with the execution and delivery of the Note Purchase Agreement, the parties hereto desire to enter into this Agreement in order to grant registration rights to the Holders as set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as set forth below.

     1. Definitions.

         As used in this Agreement, the following terms shall have the following respective meanings:

         "Apollo Holder" means any Apollo Signatory or any affiliate thereof who is the beneficial owner of Common Stock as a result of the sale, assignment or other transfer of Common Stock originally issued by the Company to an Apollo Signatory or issuable or issued upon the conversion or exercise of any securities originally issued by the Company to an Apollo Signatory which are convertible or exercisable into Common Stock.

         "Business Day" or "business day" means any day other than (a) a Saturday or Sunday or (b) a day on which banks are authorized or required to be closed in New York, New York; provided, however, that any determination of a Business Day relating to a securities exchange or other securities market means a Business Day on which such exchange or market is open for trading.

         "Common Stock" means the common stock of the Company, par value $0.001 per share.

         "Company" shall have the meaning assigned to it in the introductory paragraph.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holder" means any Apollo Holder or any other Person that is the beneficial owner of Common Stock as a result of the sale, assignment or other transfer of Common Stock originally issued by the Company to an Apollo Holder or issuable or issued upon the conversion or exercise of any securities originally issued by the Company to an Apollo Holder which are convertible or exercisable into Common Stock.

         "Nasdaq" means the National Association of Securities Dealers Automated Quotation System.

         "Other Shares" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

         "Person" shall include all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures and other entities and governments and agencies and political subdivisions thereof.

         "Primary Shares" means at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury.

         "Registrable Shares" means at any time, with respect to any Holder, the shares of Common Stock beneficially owned by, or issuable to, such Holder. As to any particular Registrable Shares, once issued, such Registrable Shares shall cease to be Registrable Shares when (a) a registration statement with respect to the sale by a Holder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities or "blue sky" law then in force, or (d) such securities shall have ceased to be outstanding.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" or "Act" means the Securities Act of 1933, as amended.

                  "Selling Investor" means any Holder that sells or proposes to sell Registrable Shares pursuant to a registration statement hereunder.

         "Selling Investors' Counsel" means counsel selected by the holders of a majority of the Registrable Shares to be sold by any Holder pursuant to a particular registration statement.

         "Subsidiary" means any corporation, association or other business entity (a) at least 50% of the outstanding voting securities of which are at the time owned or controlled directly or indirectly by the Company; or (b) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person.

     2. Demand Registration.

         2.1 If the Company shall be requested in writing by an Apollo Holder, or by Holders who beneficially own at least 1,000,000 Registrable Shares (as appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock dividend, stock distribution or similar event), to effect a registration under the Securities Act of Registrable Shares in accordance with this Section 2, then the Company shall promptly give written notice of such proposed registration to each Holder and shall offer to include (subject to the terms of this Agreement) in such proposed registration any Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Company's notice within 15 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration and the intended method of distribution, which may be pursuant to a shelf registration). Such written registration request shall specify the approximate number of Registrable Shares requested to be registered and the anticipated per share price range for such offering. The Company shall promptly use its best efforts to effect such registration on an appropriate form under the Securities Act of the Registrable Shares which the Company has been so requested to register; provided, however, that the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

                  (a) the Company shall not be obligated to file more than (i) three registration statements in total pursuant to this Section 2 plus (ii) one additional registration statement registering all Registrable Shares then owned by the Apollo Holders, subject to Section 2.3;

                  (b) the Company shall not be obligated to file or cause to be declared effective any registration statement during any period in which (i) any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 180 days, provided, that the Company shall use reasonable efforts to achieve a shorter period or to have such restrictions released in less than 180 days or (ii) the Company has determined in good faith that the filing of a registration statement would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, such filing to be delayed until the date which is 90 days after such request for registration pursuant to this Section 2; provided, that the Company may only so delay the filing or effectiveness of a registration statement pursuant to this Section 2.1(b)(ii) on one occasion during any twelve month period; and

                  (c) with respect to the registration pursuant to this Section 2, the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Company in writing that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would adversely affect the successful marketing (including pricing) of all such securities, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                  (i) First, the Registrable Shares held by all Selling Investors, pro rata based upon the number of Registrable Shares owned by each such Selling Investor at the time of such registration;

                  (ii) Second, the Primary Shares; and

                  (iii) Third, the Other Shares.

         2.2 The Holder requesting a registration pursuant to this Section may, in the notice delivered pursuant to Section 2.1, elect that such registration cover an underwritten offering. Upon such election, such Holder shall elect one or more nationally recognized firms of investment banks to act as the managing underwriters and shall select any additional investment banks to be used in connection with such offering, provided that such investment banks must be reasonably satisfactory to the Company. The Company shall, together with Selling Investors, if it proposes to sell Primary Shares in such offering, enter into a customary underwriting agreement with such underwriters.

         2.3 A requested registration under this Section 2 may be rescinded by written notice to the Company by the Selling Investors holding a majority of the Registrable Shares to be included in such registration under the following circumstances:

                  (i) If such registration statement is rescinded prior to the filing date, such rescinded registration shall not count as a registration statement initiated pursuant to this Section 2 for purposes of Section 2.1;

                  (ii) If such registration statement is rescinded after the filing date but prior to its effective date, such rescinded registration shall not count as a registration statement initiated pursuant to this Section 2 for purposes of Section 2.1 if the Selling Investors (x) have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration or (y) (1) reasonably believed that the registration statement contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, (2) notified the Company of such fact and requested that the Company correct such alleged misstatement or omission and (3) the Company has refused to correct such alleged misstatement or omission; and

                  (iii) A registration shall not count as a registration statement initiated pursuant to this Section 2 for purposes of Section
         2.1 unless it becomes effective and either (1) the Selling Investors are able to sell at least 80% of the Registrable Shares sought to be included in such registration statement or (2) such registration statement is kept effective for at least 180 days prior to such rescission notice.

     3. Piggyback Registration. If at any time the Company proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto and other than with respect to the registration statement on Form S-1 originally filed on December 5, 2005, as it may be amended from time to time) including, without limitation, any registration pursuant to the exercise of the demand registration rights of any Person other than a Holder, on any form that would also permit the registration of Registrable Shares, the Company shall promptly give written notice to each Holder of its intention to so register the Primary Shares or Other Shares and, upon the written request, given within 15 days after delivery of any such notice by the Company, of any Holder to include in such registration Registrable Shares held by such Holder (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if at any time after giving written notice of its intention to register any securities, and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Shares and, thereupon, shall be relieved of its obligation to register any Registrable Shares in connection with such registration; and, provided further, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

         3.1 First, the Primary Shares;

         3.2 Second, the Registrable Shares held by all Selling Investors, pro rata based upon the number of Registrable Shares owned by each such Selling Investor at the time of such registration; and

         3.3 Third, the Other Shares.

             In connection with any underwritten offering under this Section 3, the Company shall not be required to include Registrable Shares in such underwritten offering unless the Holders of such Registrable Shares accept the terms of the underwriting of such offering that have been agreed upon between the Company and the underwriters selected by the Company, including without limitation, the underwriting agreement and the fees and expenses in connection therewith.

     4. S-3 Registrations. If (i) at any time following the six-month anniversary of the date hereof any Apollo Holder or Holders who beneficially own at least 1,000,000 Registrable Shares (as appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock dividend, stock distribution or similar event) request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Registrable Shares held by such Holder, and (ii) the Company is entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Shares specified in such notice provided that, if so requested by any of any of the Apollo Holders, at all times from and after the date hereof, the Company shall maintain a registration statement on Form S-3 covering Common Stock with a market value of not less than $125,000,000. Whenever the Company is required by this Section 4 to use its best efforts to effect the registration of Registrable Shares, each of the procedures and requirements of Section 2 (including but not limited to the requirement that the Company notify all holders of Registrable Shares from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within six months after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Registrable Shares shall have been entitled to join pursuant to Section 2 or 3 in which there shall have been effectively registered all Registrable Shares as to which registration shall have been requested, provided, that the Company shall use reasonable efforts to achieve a shorter period or have such restrictions released in less than six months. There is no limitation on the number of registrations pursuant to this Section 4 that the Company is obligated to effect.

     5. Expenses. The Company shall bear the expense of any registrations effected pursuant to Sections 2, 3 and 4 of this Agreement including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and expenses of the Company's counsel and accountants, and the reasonable and documented fees and expenses of the Selling Investors' Counsel, but excluding any underwriters' or brokers' discounts or commissions, transfer taxes (to the extent that such taxes are required by law to be paid by the Selling Investors) and the fees of any counsel to any Selling Investor, other than the Selling Investors' Counsel (it being understood that the fees and expenses of any underwriter and such underwriter's counsel shall be the responsibility of such underwriter and the Selling Investors).

     6. Preparation and Filing. If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall, as expeditiously as practicable:

         6.1 with respect to a registration under Sections 2, 3 and 4 of this Agreement, use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier), provided, however, that the Company may discontinue any registration of its securities that is being effected pursuant to Section 3 hereof at any time prior to the effective date of the registration statement relating thereto;

         6.2 furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to each holder of Registrable Shares, to any Selling Investors and to the Selling Investors' Counsel, copies of all such documents proposed to be filed with the SEC (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

         6.3 prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least the periods set forth in this Agreement or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the registration of the sale or other disposition of such Registrable Shares;

         6.4 notify in writing the Selling Investors promptly (i) of the receipt by the Company of any notification with respect to any comments by the SEC with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the SEC for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

         6.5 use its best efforts to register or qualify such Registrable Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any Selling Investor reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Investor to consummate the disposition in such jurisdictions of the Registrable Shares owned by such Selling Investor; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this Section 6.5;

         6.6 furnish to each Selling Investor on a timely basis, such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Investor may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares; provided, however, that the Company shall have no such obligation to furnish copies of a final prospectus if the conditions of Rule 172(c) under the Securities Act are satisfied by the Company; and provided further, that if a final prospectus is not timely filed by the Company with the SEC in accordance with Rule 172(c) (without regard to any cure period provided by such rule) then, upon the written request of the Selling Investor, the Company shall furnish such number of copies of a final prospectus as such Selling Investor shall reasonably request;

         6.7 use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

         6.8 notify on a timely basis each Selling Investor at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in Section 6.1, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, included an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         6.9 make available for inspection by any counsel to any Selling Investor and the Selling Investors' Counsel or any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission of a material fact in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or
(iii) such Information has otherwise been made generally available to the public. The Selling Investor agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

         6.10 use its best efforts to obtain from its independent certified public accountants "comfort" letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

         6.11 use its best efforts to obtain from its counsel an opinion or opinions in customary form;

         6.12 provide a transfer agent and registrar (which may be the same entity and which may not be the Company) for such Registrable Shares;

         6.13 issue to any underwriter to which any Selling Investor may sell shares in such offering certificates evidencing such Registrable Shares; provided, however, that the Company shall have the right to approve any such underwriter in connection with an underwritten offering pursuant to Section 2 hereof, with such approval not to be unreasonably withheld, and the Company shall have the right to select such underwriter in connection with an underwritten offering pursuant to Section 3 hereof;

         6.14 list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or on Nasdaq if then included, or if the Common Stock is not then listed on a national securities exchange or on Nasdaq, use its best efforts to qualify such Registrable Shares for inclusion on such national securities exchange or Nasdaq as the holders of a majority of such Registrable Shares shall request;

         6.15 otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and, if required under such rules and regulations, make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act;

         6.16 use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby; and

         6.17 use its best efforts to make available its senior executive and financial officers to participate at the reasonable request of any underwriter in marketing presentations to potential investors.

     7. Indemnification.

         7.1 In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Selling Investor, its officers and directors, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the SEC, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such seller, such officer or director, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically for use in the preparation thereof or (ii) offers or sales by such Selling Investor "by means of" (as defined in Securities Act Rule 159A) a "free writing prospectus" (as defined in Securities Act Rule
405) that was not authorized in writing by the Company; provided, further, that with respect to any prospectus, the foregoing indemnity shall not inure to the benefit of (a) any underwriter or, in the case of a registration statement filed with respect to an offering which is not an underwritten offering, any Selling Investor, from whom the person asserting any losses, claims, damages and liabilities and judgments purchased Registrable Shares or (b) any person controlling such underwriter or Selling Investor, if (i) a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was required by law to have been delivered by such underwriter or Selling Investor (as applicable), (ii) the prospectus had not been sent or given by or on behalf of such underwriter or Selling Investor (as applicable), (iii) the prospectus had not been sent or given by or on behalf of such underwriter or Selling Investor (as applicable) to such person with or prior to entry into the contract of sale of the Registrable Shares with such person, (iv) the prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment and (v) such failure to deliver the prospectus (as so amended and supplemented) was not the result of noncompliance by the Company with Section
6.6 hereof.

         7.2 In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Investor shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the Company or such seller, each person who controls any of the foregoing persons within the meaning of the Securities Act and each other Selling Investor under such registration statement (i) with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the SEC, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such seller specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document, (ii) arises out of or is based upon offers or sales by such Selling Investor "by means of" (as defined in Securities Act Rule 159A) a "free writing prospectus" (as defined in Securities Act Rule 405) that was not authorized in writing by the Company and (iii) in the event that a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was required by law to have been delivered by such Selling Investor and (A) the prospectus had not been sent or given by or on behalf of such Selling Investor, (B) the prospectus had not been sent or given by or on behalf of such Selling Investor to such person with or prior to entry into the contract of sale of the Registrable Shares with such person, (C) the prospectus (as so amended and supplemented) would have cured the defect giving rise to a loss, claim, damage, liability or judgment and (D) such failure to deliver the prospectus (as so amended and supplemented) was not the result of noncompliance by the Company with Section 6.6 hereof; provided, however, that the obligation to indemnify will be several, not joint and several, among such Selling Investors, and the maximum amount of liability in respect of such indemnification shall be in proportion to and limited to, in the case of each Selling Investor, an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

         7.3 The Indemnification required by this Section 7 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, subject to prompt refund in the event any such payments are determined not to have been due and owing hereunder.

         7.4 Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 7, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action (it being understood that no delay in delivering or failure to deliver such notice shall relieve the indemnifying persons from any liability or obligation hereunder unless (and then solely to the extent that) the indemnifying person is prejudiced by such delay and/or failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 7.

         7.5 The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

         7.6 If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Investors agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which did not take into account the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7.2 and 7.1, any legal or other expenses reasonably incurred in connection with investigating or defending the same. Notwithstanding the foregoing, in no event shall the amount contributed by a Selling Investor exceed the aggregate net offering proceeds received by such seller from the sale of its Registrable Shares.

     8. Underwriting Agreement. Notwithstanding the provisions of Section 6 and 7, to the extent that the Company and the Selling Investors shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections 6 or 7, the provisions contained in Sections 6 and 7 which address such issue or issues shall be superseded with respect to such registration by such other underwriting or similar agreement.

     9. Agreements of the Selling Investors.

         9.1 The Selling Investors shall furnish to the Company such written information regarding such Selling Investors and the distribution proposed by such Selling Investors as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         9.2 No Selling Investor shall, nor shall any Selling Investor permit any officer, director, underwriter, broker or any other person acting on behalf of such Selling Investor to, use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with any registration statement covering Registrable Shares, without the prior written consent of the Company.

     10. Exchange Act Compliance. The Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the SEC which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with each Holder supplying such information as may be necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of Rule 144.

     11. No Conflicting Registration Rights. The Company represents and warrants to each Apollo Holder that the registration rights granted hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with the registration rights granted hereby, or agree to any registration rights that restrict the ability of each Holder to piggy-back on other registration statements (except pursuant to standard cut-back provisions).

     12. Enforcement.

         12.1 Remedies at Law or in Equity. Each Holder, on the one hand, or the Company on the other hand, may proceed to protect and enforce its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any term contained in this Agreement, or to enforce any other legal or equitable right of such Holder, on the one hand, or the Company on the other hand, or to take any one or more of such actions.

              In the event a Holder brings such an action against the Company or the Company brings an action against a Holder arising under this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         12.2 Cumulative Remedies. None of the rights, powers or remedies conferred upon a Holder on the one hand, or the Company on the other hand, shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, now or hereafter available at law, in equity, by statute or otherwise.

         12.3 No Implied Waiver. Except as expressly provided in this Agreement, no course of dealing between the Company and a Holder and no delay in exercising any such right, power or remedy conferred hereby now or hereafter existing at law in equity, by statute or otherwise, shall operate as a waiver of, or otherwise prejudice, any such right, power or remedy.

     13. Miscellaneous.

         Waivers and Amendments. Upon the approval of the Company and the written consent of the holders of a majority of the Registrable Securities the obligations of the Company and the rights of each Holder under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely).

         Upon the effectuation of each such waiver, the Company shall promptly give written notice thereof to each Holder who have not previously consented thereto in writing.

         Neither this Agreement, nor any provision hereof, may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 13.1.

         13.1 Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail,

                  (a) If to the Apollo Holders:


                           Apollo Investment Fund IV, L.P.
                           c/o Apollo Management, L.P.
                           9 West 57th Street, 43rd Floor
                           New York, NY 10019
                           Attention: Andrew D. Africk
                           Telephone No.: (212) 515-3200
                           Telecopy No:   (212) 515-3264

                           with a copy (which shall not constitute notice) to:

                           O'Melveny & Myers LLP
                           Times Square Tower
                           7 Times Square
                           New York, NY 10036
                           Attention: Brad J. Finkelstein, Esq.
                           Telephone No.: (212) 326-2000
                           Telecopy No.:  (212) 326-2061

                  or (b) If to a Holder, to such address as is provided by the Holder to the Company,


                  or (c) If to the Company:

                           Hughes Communications, Inc.
                           19 West 44th Street, Suite 507
                           New York, NY 10036
                           Attention: Robert C. Lewis, Esq.
                           Telephone No.: 212-730-7524
                           Telecopy No.:  212-730-7523

                           with a copy (which shall not constitute notice) to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           Four Times Square
                           New York, NY  10036
                           Attention:  Gregory A. Fernicola, Esq.
                           Telephone No.: 212-735-3000
                           Telecopy No.:  212-735-2000; and

or at such other address as the Company or a Holder each may specify by written notice to the other, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given (i) when delivered if delivered personally, (ii) when sent, if sent by telecopy on a business day (or, if not sent on a business day, on the next business day after the date sent by telecopy), (iii) on the next business day after dispatch, if sent by a nationally recognized overnight courier guaranteeing next business day delivery, or, (iv) if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

         13.2 Termination of Agreement. This Agreement shall remain in effect until the later of (i) the date upon which no Registrable Shares shall remain outstanding and (ii) the date upon which all Registrable Shares eligible to be sold pursuant to a registration statement shall have been sold; provided, however, that Sections 5 and 7 shall survive the termination of this Agreement.

         13.3 Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

         13.4 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto, the successors and assigns of each Apollo Holder and the Company, whether so expressed or not, and any Holder that is not an Apollo Holder (each such non-Apollo Holder is expressly deemed to be a third party beneficiary hereunder). This Agreement shall not run to the benefit of or be enforceable by any other Person.

         13.5 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

         13.6 Choice of Law. It is the intention of the parties that the internal laws, and not the laws of conflicts, of New York should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

         13.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

         13.8 Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and such Agreement supersedes and replaces all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the day and year first above written.


                                        HUGHES COMMUNICATIONS, INC.



                                        By: /s/ ROBERT C. LEWIS
                                            ------------------------------------
                                            Name:  Robert C. Lewis
                                            Title: Senior Vice President and
                                                   General Counsel


                                        APOLLO INVESTMENT FUND IV, L.P.

                                        By: APOLLO ADVISORS IV, L.P.,
                                            its general partner

                                        By: Apollo Capital Management IV, INC.,
                                            its general partner



                                        By: /s/ ANDREW AFRICK
                                            ------------------------------------
                                            Name:  Andrew Africk
                                            Title: Vice President


                                        APOLLO OVERSEAS PARTNERS IV, L.P.

                                        By: APOLLO ADVISORS IV, L.P.,
                                            its general partner

                                        By: Apollo Capital Management IV, INC.,
                                            its general partner



                                        By: /s/ ANDREW AFRICK
                                            ------------------------------------
                                            Name:  Andrew Africk
                                            Title: Vice President


                                        AIF IV/RRRR LLC



                                        By: /s/ ANDREW AFRICK
                                            ------------------------------------
                                            Name:  Andrew Africk
                                            Title: Vice President





                                        AP/RM ACQUISITION LLC

                                        By: APOLLO MANAGEMENT IV, L.P.,
                                            its manager

                                        By: AIF IV MANAGEMENT, INC.,
                                            its general partner



                                        By: /s/ ANDREW AFRICK
                                            ------------------------------------
                                            Name:  Andrew Africk
                                            Title: Vice President




                                        ST/RRRR LLC

                                        By: APOLLO MANAGEMENT IV, L.P.,
                                            its manager

                                        By: AIF IV MANAGEMENT, INC.,
                                            its general partner



                                        By: /s/ ANDREW AFRICK
                                            ------------------------------------
                                            Name:  Andrew Africk
                                            Title: Vice President